                              NEUBERGER BERMAN INC.

                                  COMMON STOCK
                           (PAR VALUE $0.01 PER SHARE)

                             UNDERWRITING AGREEMENT
                                 (U.S. VERSION)

                                                              October  , 1999

Goldman, Sachs & Co.,
Merrill Lynch, Pierce, Fenner & Smith
                  Incorporated,
Morgan Stanley & Co. Incorporated,
Salomon Smith Barney Inc.,
Bear, Stearns & Co. Inc.,
CIBC World Markets Corp.,
Donaldson, Lufkin & Jenrette Securities Corporation,
Schroder & Co. Inc.,
  As representatives of the several Underwriters named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Goldman, Sachs & Co.,
As Independent Underwriter,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

         Neuberger Berman Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 2,612,330 shares of Common Stock, par value $0.01 per share ("Stock"), of the Company, and the stockholders of the Company named in
Schedule II hereto (the "Selling Stockholders") propose, subject to the terms and conditions stated herein, to sell to the Underwriters an aggregate of 3,637,670 shares and, at the election of the Underwriters, up to 937,500 additional shares of Stock. The aggregate of 6,250,000 shares to be sold by the Company and the Selling Stockholders is herein called the "Firm Shares" and the aggregate of 937,500 additional shares to be sold by the Selling Stockholders is herein called the "Optional Shares". The Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "Shares".

         It is understood and agreed to by all parties that the Company and the Selling Stockholders are concurrently entering into an agreement (the "International Underwriting Agreement") providing for the sale by the Company and the Selling Stockholders of up to a total of 1,150,000 shares of Stock (the "International Shares"), including the overallotment option thereunder, through arrangements with certain underwriters outside the United States (the "International Underwriters"), for whom Goldman Sachs International and Merrill Lynch International, Morgan Stanley & Co. International Limited, Salomon Brothers International Limited,

Bear, Stearns International Limited, CIBC World Markets International Limited, Donaldson, Lufkin & Jenrette International and J. Henry Schroder & Co. Limited are acting as lead managers. Anything herein or therein to the contrary notwithstanding, the respective closings under this Agreement and the International Underwriting Agreement are hereby expressly made conditional on one another. The Underwriters hereunder and the International Underwriters are simultaneously entering into an Agreement between U.S. and International Underwriting Syndicates (the "Agreement between Syndicates") which provides, among other things, for the transfer of shares of Stock between the two syndicates. Two forms of prospectus are to be used in connection with the offering and sale of shares of Stock contemplated by the foregoing, one relating to the Shares hereunder and the other relating to the International Shares. The latter form of prospectus will be identical to the former except for certain substitute pages. Except as used in Sections 2, 3, 4, 11 and 13 herein, and except as the context may otherwise require, references hereinafter to the Shares shall include all the shares of Stock which may be sold pursuant to either this Agreement or the International Underwriting Agreement, and references herein to any prospectus whether in preliminary or final form, and whether as amended or supplemented, shall include both the U.S. and the international versions thereof.

         Reference in this Agreement to "subsidiaries" of the Company shall be deemed to include entities that will become subsidiaries of the Company upon consummation of the transactions contemplated in the Plan of Merger and Exchange Agreement, dated as of August 2, 1999 (the "Exchange Agreement"), among the Company, Neuberger Berman, LLC ("NB LLC"), Neuberger Berman Management Inc. ("NBMI"), Neuberger Berman Sub Inc., and the principals and family affiliates named on Schedules I and II thereof (collectively, the "Management Stockholders") and, prior to consummation of such transactions, NB LLC and NBMI and their respective subsidiaries.

         The Company and the Underwriters, in accordance with the requirements of Rule 2720 ("Rule 2720") of the National Association of Securities Dealers, Inc. (the "NASD") and subject to the terms and conditions stated herein, also hereby confirm the engagement of the services of Goldman, Sachs & Co. (the "Independent Underwriter") as a "qualified independent underwriter" within the meaning of Section 2(l) of Rule 2720 in connection with the offering and sale of the Shares.

         1.       (a)      Each of the Company, NB LLC and NBMI represents
and warrants to, and agrees with, each of the Underwriters and the Independent Underwriter that:

                  (i) A registration statement on Form S-1 (File No. 333-84525) (the "Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 6(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial

         Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective, or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus");

                  (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of an Underwriter through Goldman, Sachs & Co. or by the Independent Underwriter expressly for use therein or by a Selling Stockholder expressly for use in the preparation of the answers therein to Items 7 and 11(m) of Form S-1;

                  (iii) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of an Underwriter through Goldman, Sachs & Co. or by the Independent Underwriter expressly for use therein or by a Selling Stockholder expressly for use in the preparation of the answers therein to Items 7 and 11(m) of Form S-1;

                  (iv) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus;

                  (v) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them and material to the business of the Company and its subsidiaries taken as a whole, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries and material to the business of the Company and its subsidiaries taken as a whole are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

                  (vi) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except for any failures to be so qualified or in good standing that, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the general affairs, management, financial condition, stockholders' equity, results of operations or prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect");

                  (vii) NB LLC has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Prospectus and has been duly qualified for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except for any failures to be so qualified or in good standing that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; and each other subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except for any failure to be so qualified or in good standing that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

                  (viii) Upon consummation of the transactions contemplated in the Exchange Agreement, the Company will have an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company will have been duly and validly authorized and issued, fully paid and non-assessable and conform to the description of the Stock contained in the Prospectus; all of the membership interests of NB LLC have been validly issued in accordance with applicable law and the limited liability company agreement of such subsidiary, and upon consummation of the transactions contemplated in the Exchange Agreement, will be owned directly by the Company, free and clear of all liens, encumbrances, equities or claims; all of the issued shares of capital stock of each other subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable, and upon consummation of the transactions contemplated in the Exchange Agreement, will be owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; upon consummation of the transactions contemplated in the Exchange Agreement, there will be no outstanding subscriptions, rights, warrants, options, calls, commitments or liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or membership interest or other ownership interest in, the Company or any of its subsidiaries;

                  (ix) The unissued Shares to be issued and sold by the Company to the Underwriters hereunder and under the International Underwriting Agreement have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein and therein, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the Stock contained in the Prospectus;

                  (x) Each of the Company, NB LLC and NBMI has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the International Underwriting Agreement and to consummate the transactions contemplated hereby and thereby, including without limitation, in the case of the Company, the corporate power and authority to issue, sell and deliver the Shares, as provided herein and therein;

                  (xi) This Agreement and the International Underwriting Agreement have been duly authorized, executed and delivered by each of the Company, NB LLC and NBMI;

                  (xii) The issue and sale of the Shares to be sold by the Company hereunder and under the International Underwriting Agreement and the compliance by each of the Company, NB LLC and NBMI with all of the provisions of this Agreement, the International Underwriting Agreement, the Exchange Agreement and the Stockholders Agreement, dated as of August 2, 1999, among the Company and the Management Stockholders named therein (the "Stockholders Agreement"), as applicable, and the consummation of the transactions herein and therein contemplated will not (a) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, NB LLC or NBMI or any of their respective subsidiaries is a party or by which the Company, NB LLC and NBMI or any of their respective subsidiaries is bound or to which any of the property or assets of the Company, NB LLC or NBMI or any of their respective subsidiaries is subject, (b) result in any violation of the provisions of the Certificate of Incorporation or By-laws or other organizational documents of the Company, NB LLC or NBMI or (c) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, NB LLC or NBMI or any of their respective subsidiaries or any of their properties, except, in the case of clauses (a) and (c) above, any conflicts, breaches, defaults or violations that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect or impair the ability of the Company and its subsidiaries to perform their respective obligations under, or consummate the transactions contemplated by, this Agreement, the International Underwriting Agreement, the Exchange Agreement or the Stockholders Agreement, as applicable; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company, NB LLC or NBMI of the transactions contemplated by this Agreement, the International Underwriting Agreement, the Exchange Agreement or the Stockholders Agreement except the registration under the Act of the Shares and registration under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of the Stock and such consents, approvals, authorizations, registrations or qualifications as may be required under foreign or state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the International Underwriters;

                  (xiii) Each of the Company and its subsidiaries is in compliance with all laws, regulations, permits, judgments, decrees, ordinances and orders applicable to it or its businesses, including without limitation Rule 15c3-1 under the Exchange Act, except for any failures to be so in compliance that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

                  (xiv) (A) Each of the Company and its subsidiaries has all certificates, consents, exemptions, orders, permits, licenses, authorizations or other approvals (each, an "Authorization") of and from, and has made all declarations and filings with, all Federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, necessary or required to engage in the business currently conducted by it in the manner described in the Prospectus, except for any failures to have any such Authorizations or have made any such declarations or filings that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; (B) all Authorizations required pursuant to clause (A) of this paragraph are valid and in full force and effect, except for any failures to be so valid and in full force and effect that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; and (C) each of the Company and its subsidiaries is in compliance with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities and governing bodies having jurisdiction with respect thereto except for any failures to be in such compliance that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

                  (xv) The Company is not required to be registered, licensed or qualified as an investment adviser or a broker-dealer or as a commodity trading advisor, a commodity pool operator or a future commission merchant or any or all of the foregoing, as applicable; each of the Company's subsidiaries that is required to be registered, licensed or qualified as an investment adviser or a broker-dealer or as a commodity trading advisor, a commodity pool operator or a futures commission merchant or any or all of the foregoing, as applicable, is so registered, licensed or qualified in each jurisdiction where the conduct of its business requires such registration, license or qualification (and such registration, license or qualification is in full force and effect), and is in compliance with all applicable laws requiring any such registration, licensing or qualification, except for any failures to be so registered, licensed or qualified or to be in such compliance that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; and neither the Company nor any of its subsidiaries is prohibited from carrying on its business as described in the Prospectus by any applicable laws, rules, regulations, orders, or similar requirements except for any such prohibitions that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

                  (xvi) The Company is not a party to any investment advisory agreement or distribution agreement; each of the investment advisory agreements and distribution agreements to which any of the Company's subsidiaries is a party is a valid and legally binding obligation of such subsidiary which is a party thereto and complies with the applicable provisions of the Investment Advisers Act of 1940, as amended (the "Advisers Act"), except for any failures to be so in compliance that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; and none of the Company's subsidiaries is in breach or violation of or in default under any such agreement which breach, violation, default or invalidity, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect;

                  (xvii) The Company does not sponsor any funds; each fund sponsored by any of the Company's subsidiaries (a "Fund" or the "Funds") and which is required to be registered with the Commission as an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act") is duly registered with the Commission as an investment company under the Investment Company Act, except for any failures to be so registered that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

                  (xviii) Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or By-laws or other organizational documents, as applicable, or, except for such defaults that, individually or in the aggregate, would not reasonably expected to have a Material Adverse Effect, in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

                  (xix) Consummation of the transactions contemplated by this Agreement, the International Underwriting Agreement or the Exchange Agreement will not constitute an "assignment" within the meaning of such term under the Advisers Act (and the rules and regulations thereunder) or the Investment Company Act (and the rules and regulations thereunder); nor will consummation of such transactions adversely affect in any material respects the ability of the Company and its subsidiaries to conduct its business in compliance with applicable law as described in the Prospectus, including, but not limited to, providing investment advisory services to clients and mutual funds, whether or not such funds are registered under the Investment Company Act;

                  (xx) The statements set forth in the Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock, under the caption "United States Federal Tax Considerations for Non-U.S. Holders" in the Prospectus relating to the International Shares, and under the captions "Management","Certain Relationships and Related Transactions" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are, in all material respects, accurate and complete summaries or descriptions thereof;

                  (xxi) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect or adversely affect the issuance and sale of the Shares or affect the validity of this Agreement, the International Underwriting Agreement, the Exchange Agreement or the Stockholders Agreement; and, to the best of the Company's knowledge, no such proceedings are threatened by governmental authorities or others;

                  (xxii) Each of (A) the Exchange Agreement and (B) the Stockholders Agreement has been duly authorized, executed and delivered by, and constitutes a valid and legally binding obligation of, the Company (in the case of (A) and (B)) and each of NB LLC and NBMI (in the case of (A)), enforceable against such party in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (xxiii) The combined historical financial statements, together with the accompanying notes, set forth in the Prospectus fairly present, in all material respects, the combined financial position of the Company and its subsidiaries at the respective dates indicated and the combined results of their operations and their combined cash flows for the respective periods indicated, in accordance with United States generally accepted accounting principles consistently applied throughout such periods; the pro forma financial statements contained in the Prospectus have been prepared on a basis consistent with such historical statements, except for the pro forma adjustments specified therein, and fairly present, in all material respects, the historical and proposed transactions described under "Pro Forma Combined Financial Statements (Unaudited)" in the Prospectus, on the basis of assumptions that, in the opinion of the Company, were reasonable at the time such pro forma financial statements were prepared; and all other historical and pro forma financial information and other data included in the Prospectus are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and its subsidiaries;

                  (xxiv) Each of the Company and its subsidiaries owns or possesses or has the right to use the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, the "Intellectual Property") presently employed by it in connection with, and material to, individually or in the aggregate, the operation of the businesses now operated by it, and none of the Company or any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to the foregoing; and, to the best of the Company's knowledge, the use of such Intellectual Property in connection with the business and operations of the Company and each of its subsidiaries does not infringe on the rights of any person except for any infringements that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

                  (xxv) All material tax returns required to be filed by the Company or any of its subsidiaries in any jurisdiction have been timely and duly filed, other than those filings being contested in good faith; there are no tax returns of the Company or any of its subsidiaries that are currently being audited by state, local or federal taxing authorities or agencies (and with respect to which the Company or any of its subsidiaries has received notice); and all taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest, and other than those that are not material;

                  (xxvi) Each of the Company and its subsidiaries maintains insurance covering its properties, operations, personnel and businesses which insures against such losses and risks as are adequate in accordance with its reasonable business judgment to protect the Company and each of its subsidiaries and their businesses; and all such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force at each Time of Delivery (as defined in Section 5 hereof);

                  (xxvii) There are no holders of securities of the Company or any of its subsidiaries who, by reason of the execution of this Agreement, the International Underwriting Agreement, the Exchange Agreement or the Stockholders Agreement by the Company or any of its subsidiaries or any Selling Stockholder, as the case may be, or the consummation of the transactions contemplated hereby or thereby, have or will have the right to request or demand the Company or any of its subsidiaries or any Selling Stockholder to register under the Act any securities held by them;

                  (xxviii) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Act or the rules and regulations of the Commission thereunder which have not been described in the Prospectus or filed as exhibits to the Registration Statement;

                  (xxix) The Company has reviewed its operations and that of its subsidiaries and any third parties with which the Company or any of its subsidiaries has a material relationship to evaluate the extent to which the business or operations of the Company or any of its subsidiaries will be affected by the Year 2000 Problem; as a result of such review, the Company has no reason to believe, and does not believe, that the Year 2000 Problem will have a Material Adverse Effect; the "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000;

                  (xxx) No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company or any of its subsidiaries, is imminent;

                  (xxxi) Neither the Company nor any of its subsidiaries is and, after giving effect to the offering and sale of the Shares, will be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

                  (xxxii) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes; and

                  (xxxiii) Arthur Andersen LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

         (b) Each of the Selling Stockholders, severally and not jointly, represents and warrants to, and agrees with, each of the Underwriters and the Company and, with respect to clause (b)(v), agrees with each of the Underwriters, that:

                  (i) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement, the International Underwriting Agreement, the Exchange Agreement, the Stockholders Agreement and the Power of Attorney and for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder and under the International Underwriting Agreement have been obtained, except for the registration under the Act of the Shares, the registration under the Exchange Act of the Stock, and such consents, approvals, authorizations, registrations or qualifications as may be required under foreign or state securities or Blue Sky laws; and such Selling Stockholder has full right, power and authority to enter into this Agreement, the International Underwriting Agreement, the Exchange Agreement, the Stockholder Agreement and the Power of Attorney and upon the consummation of the transactions contemplated in the Exchange Agreement, will have full right, power and authority to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder and under the International Underwriting Agreement;

                  (ii) The sale of the Shares to be sold by such Selling Stockholder hereunder and under the International Underwriting Agreement and the compliance by such Selling Stockholder with all of the provisions of this Agreement, the International Underwriting Agreement, the Exchange Agreement, the Stockholder Agreement and the Power of Attorney and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound, or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws or other organizational documents, as applicable, of such Selling Stockholder or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder, except that such Selling Stockholder makes no representations under this sub-paragraph (b)(ii) as to the registration or filing requirements or disclosure provisions of the securities laws of the United States or the securities or Blue Sky laws of any other jurisdiction, which representations are contained elsewhere in this Agreement;

                  (iii) Immediately prior to each Time of Delivery, such Selling Stockholder will have good and valid title to the Shares to be sold by such Selling Stockholder hereunder and under the International Underwriting Agreement, free and clear of all liens, encumbrances, equities or claims; upon (i) payment for the Shares to be sold by the Selling Stockholders in accordance with this

         Agreement and the International Underwriting Agreement, (ii) registration of the transfer of such Shares to, and registration of such Shares in the name of, Cede & Co. or other nominee designated by The Depository Trust Company ("DTC") and (iii) the crediting of such Shares to the accounts maintained by DTC for the several Underwriters,
         (A) the Underwriters will acquire "security entitlements" (as defined in Section 8-102 of the Uniform Commercial Code as currently in effect in the State of New York (the "UCC")) in respect of such Shares and (B) no action based on an "adverse claim" (as defined in Section 8-102 of the UCC) to such Shares may be asserted against the Underwriters with respect to such security entitlements, assuming that each Underwriter does not have "notice" (within the meaning of Section 8-105 of the UCC) of any "adverse claim" (as defined in Section 8-102 of the UCC) to such Shares;

                  (iv) This Agreement and the International Underwriting Agreement have been duly executed and delivered by or on behalf of such Selling Stockholder;

                  (v) Each of the Exchange Agreement and the Stockholders Agreement has been duly executed and delivered by or on behalf of, and constitute valid and binding obligation of, such Selling Stockholder, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (vi) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, such Selling Stockholder will not, directly or indirectly, offer, sell, contract to sell or otherwise dispose of, except as provided hereunder or under the International Underwriting Agreement, any shares of Stock or any other securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than pursuant to employee stock option and stock plans existing at the Time of Delivery, or as contemplated by the Stockholders Agreement), without the prior written consent of Goldman, Sachs & Co.;

                  (vii) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

                  (viii) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder expressly for use therein, such Preliminary Prospectus and the Registration Statement did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (ix) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder will deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury

         Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

                  (x) Certificates in negotiable form representing all of the Shares to be sold by such Selling Stockholder hereunder and under the International Underwriting Agreement will, upon consummation of the transactions contemplated by the Exchange Agreement, be placed in custody pursuant to the Exchange Agreement, with the Company as custodian (the "Custodian"), and such Selling Stockholder has duly executed and delivered a Power of Attorney contained in the Exchange Agreement (the "Power of Attorney"), appointing the Secretary of the Company as such Selling Stockholder's attorney-in-fact (the "Attorney-in-Fact") with authority to, among others, execute and deliver this Agreement and the International Underwriting Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the Underwriters and the International Underwriters to the Selling Stockholders as provided in Section 2 hereof, to authorize the delivery of the Shares to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement, the International Underwriting Agreement, the Exchange Agreement and the Stockholders Agreement; and

                  (xi) The Shares represented by the certificates to be held in custody for such Selling Stockholder under the Exchange Agreement will be subject to the interests of the Underwriters hereunder and the International Underwriters under the International Underwriting Agreement; the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorney-in-Fact by the Power of Attorney, are to that extent irrevocable; the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Stockholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership, corporation or other entity, by the dissolution of such partnership, corporation or other entity, or by the occurrence of any other event; if any individual Selling Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership, corporation or other entity should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of the Selling Stockholders in accordance with the terms and conditions of this Agreement, the International Underwriting Agreement, the Exchange Agreement and the Stockholders Agreement; and actions taken by the Attorney-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorney-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

         2. Subject to the terms and conditions herein set forth, (a) the Company and each of the Selling Stockholders agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each of the Selling Stockholders, at a purchase price per share of $ , the number of Firm Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares to be sold by the Company and each of the Selling Stockholders as set forth opposite their respective names in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from the Company and all of the Selling Stockholders hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, each of the Selling Stockholders agrees, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from each of the Selling Stockholders, at the purchase price per share set forth in clause

(a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

         The Selling Stockholders, as and to the extent indicated in Schedule II hereto, hereby grant, severally and not jointly, to the Underwriters the right to purchase at their election up to 937,500 Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Shares. Any such election to purchase Optional Shares shall be made in proportion to the number of Optional Shares to be sold by each Selling Stockholder. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Attorney-in-Fact, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery or, unless you and the Attorney-in-Fact otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

         3. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

         4. (a) The Company hereby confirms its engagement of the services of the Independent Underwriter as, and the Independent Underwriter hereby confirms its agreement with the Company to render services as, a "qualified independent underwriter" within the meaning of Section 2(b)(15) of Rule 2720 with respect to the offering and sale of the Shares.


                  (b) The Independent Underwriter hereby represents and warrants to, and agrees with, the Company and the Underwriters that with respect to the offering and sale of the Shares as described in the Prospectus:

                  (i) The Independent Underwriter constitutes a "qualified independent underwriter" within the meaning of Section 2(b)(15) of Rule 2720;

                  (ii) The Independent Underwriter has participated in the preparation of the Registration Statement and the Prospectus and has exercised the usual standards of "due diligence" in respect thereto;

                  (iii) The Independent Underwriter has undertaken the legal responsibilities and liabilities of an underwriter under the Act specifically including those inherent in Section 11 thereof;

                  (iv) Based upon (A) a review of the Company, including an examination of the Registration Statement, information regarding the earnings, assets, capital structure and growth rate of the Company and other pertinent financial and statistical data, (B ) inquiries of and conferences with the management of the Company and its counsel and independent public accountants regarding the business and operations of the Company, (C) consideration of the prospects for the industry in which the Company competes, estimates of the business potential of the Company, assessments of its management, the general condition of the securities markets, market prices of the capital stock and debt securities of, and financial and operating data concerning, companies believed by the Independent Underwriter to be comparable to the Company and the demand for securities of comparable companies similar to the Shares, and (D) such other studies, analyses and investigations as the Independent Underwriter has deemed appropriate, and assuming that the offering and sale of the Shares is made as contemplated herein and in the Prospectus, the Independent Underwriter recommends, as of the date of the execution and delivery of this Agreement, that the initial public offering price for each share be not more than $ , which maximum price should in no way be considered or acted upon as an indication of the value of the Shares;

                  (v) Subject to the provisions of Section 8 hereof, the Independent Underwriter will furnish to the Underwriters at the Time of Delivery a letter, dated the Time of Delivery, in form and substance satisfactory to the Underwriters, to the effect of clauses (i) through
         (iv) above.

         (c) The Independent Underwriter hereby agrees with the Company and the Underwriters that, as part of its services hereunder, in the event of any amendment or supplement to the Prospectus, the Independent Underwriter will render services as a "qualified independent underwriter" within the meaning of
Section 2(b)(15) of Rule 2720 with respect to the offering and sale of the Shares as described in the Prospectus as so amended or supplemented that are substantially the same as those services being rendered with respect to the offering and sale of the Shares as described in the Prospectus (including those described in subsection (b) above.)

         (d) The Company, the Underwriters and the Independent Underwriter agree to comply in all material respects with all of the requirements of Rule 2720 applicable to them in connection with the offering and sale of the Shares. The Company agrees to cooperate with the Underwriters and the Independent Underwriter to enable the Underwriters to comply with Rule 2720 and the Independent Underwriter to perform the services contemplated by this Agreement.

         (e) As compensation for the services of the Independent Underwriter hereunder, the Company agrees to pay the Independent Underwriter $10,000 at the Time of Delivery. In addition, the Company agrees promptly to reimburse the Independent Underwriter for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with this Agreement and the services to be rendered hereunder.

         5. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Company and the Selling Stockholders shall be delivered by or on behalf of the Company and the Selling Stockholders to Goldman, Sachs & Co., through the facilities of DTC, for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company and the Custodian, as their interests may appear, to Goldman, Sachs & Co. at least forty-eight hours in advance. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the
Firm Shares, 9:30 a.m., New York City time, on           , 1999 or such other
time and date as Goldman, Sachs & Co., the Company and the Selling Stockholders may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York City time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Shares, or such other time and date as Goldman, Sachs & Co. and the Selling Stockholders may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

                  (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 8(o) hereof, will be delivered at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004 (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at each Time of Delivery. A meeting will be held at the Closing Location at 3:00 p.m., New York City time, on the New York Business Day next preceding each Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 5 (and
Section 6(c) hereof), "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         6. Each of the Company, NB LLC and NBMI agrees with each of the Underwriters and the Independent Underwriter:

                  (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

                  (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process or take any action that would subject the Company to any material tax to which it would not otherwise be subject in any jurisdiction;

                  (c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters and the Independent Underwriter with copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Act to notify you and upon your request to prepare and furnish without charge to each Underwriter and the Independent Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter or the Independent Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter or Independent Underwriter, to prepare and deliver to such Underwriter or Independent Underwriter as many copies as you may reasonably request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

                  (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

                  (e) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to, directly or indirectly, offer, sell, contract to sell or otherwise dispose of, except as provided hereunder and under the International Underwriting Agreement, any shares of Stock or any other securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than pursuant to the 1999 Neuberger Berman Directors Stock Incentive Plan, the 1999 Neuberger Berman Long-Term Incentive Plan and the Neuberger Berman Employee Deferred Contribution Stock Incentive Plan as in effect on the date of this Agreement), without the prior written consent of Goldman, Sachs & Co.;

                  (f) To furnish to its stockholders (i) after the end of each fiscal year, an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and (ii) after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail, in each case no later than required by the rules and regulations of the Commission or any national securities exchange on which any securities of the Company may be listed;

                  (g) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

                  (h) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement and the International Underwriting Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

                  (i) To use its best efforts to list, subject to notice of issuance, the Shares on the New York Stock Exchange (the "NYSE");

                  (j) To file with the Commission such information on Form 10-Q or Form 10-K as may be required by Rule 463 under the Act; and

                  (k) If the Company elects to rely upon Rule 462(b), to file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and at the time of such filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

         7. The Company covenants and agrees with the several Underwriters and the Independent Underwriter that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters, Independent Underwriter, and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the International Underwriting Agreement, the Agreement between Syndicates, the Selling Agreements, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in
Section 6(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) all fees and expenses in connection with listing the Shares on the NYSE; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (vi) the cost of preparing stock certificates; (vii) the cost and charges of any transfer agent or registrar; (viii) any expenses and taxes incident to the sale and delivery of the Shares to be sold by the Selling Stockholders to the Underwriters and (ix) all other costs and expenses incident to the performance of the Company's and each Selling Stockholder's obligations hereunder (other than fees and expenses of individual counsel for such Selling Stockholder which is not counsel to the Selling Stockholders as a group) which are not otherwise specifically provided for in this Section. In connection with (viii) of the preceding sentence, Goldman, Sachs & Co. agrees to pay any required New York State stock transfer tax, and such Selling Stockholders agree to reimburse Goldman, Sachs & Co. for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated. It is understood, however, that the Company shall bear, and the Selling Stockholders shall not be required to pay or to reimburse the Company for, the cost of any other matters not directly relating to the sale and purchase of the Shares pursuant to this Agreement, and that, except as provided in this Section, and Sections 10 and 13 hereof, the Underwriters and the Independent 15 Underwriter will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

         8. The respective obligations of the Underwriters and the Independent Underwriter hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and of the Selling Stockholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Stockholders shall have performed all of its and their obligations hereunder theretofore to be performed, the condition (in the case of the Underwriters) that the Independent Underwriter shall have furnished to the Underwriters the letter referred to in clause (v) of Section 4(b) hereof and the following additional conditions:

                  (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

                  (b) Sullivan & Cromwell, counsel for the Underwriters, shall have furnished to you such written opinion or opinions (a draft of each such opinion is attached as Annex II(a) hereto), dated such Time of Delivery, with respect to the incorporation of the Company, the validity of the Shares being delivered at such Time of Delivery, the Registration Statement and the Prospectus, as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (c) Debevoise & Plimpton, counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(b)(1) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) The Company has been duly incorporated and is
                  validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                           (ii) The Company has an authorized capitalization as
                  set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares being delivered at such Time of Delivery) have been duly and validly authorized and issued and are fully paid and non-assessable; and the Shares conform to the description of the Stock contained in the Prospectus;

                           (iii) The Company has been duly qualified as a
                   foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except for any failures to be so qualified or in good standing that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect (such counsel being entitled to rely in respect of the opinion in this clause upon certificates of government officials in the relevant jurisdictions regarding the Company's qualification as a foreign corporation and good standing and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                           (iv) NB LLC has been duly formed and is validly
                  existing as a limited liability company in good standing under the laws of the State of Delaware; all of the membership interests of NB LLC have been validly issued in accordance with applicable law and the limited liability company agreement of NB LLC, and are owned directly by the Company; NBMI has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York; all of the issued shares of capital stock of NBMI have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly by the Company; and each of NB LLC and NBMI has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except for failures to be so qualified or in good standing that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect (such counsel being entitled to rely in respect of the opinion in this clause upon certificates of government officials in the relevant jurisdictions regarding each of NB LLC's and NBMI's qualification as a foreign corporation and good standing and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                           (v) To the best of such counsel's knowledge and other
                  than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, would adversely affect the issuance and sale of the Shares or would affect the validity of this Agreement, the International Underwriting Agreement, the Exchange Agreement or the Stockholders Agreement; and, to the best of such counsel's knowledge, no such proceedings are threatened by governmental authorities or others;

                           (vi) This Agreement and the International
                  Underwriting Agreement have been duly authorized, executed and delivered by each of the Company, NB LLC and NBMI; and each of the Company, NB LLC and NBMI has all requisite corporate power and authority to perform its obligations under this Agreement and the International Underwriting Agreement and to consummate the transactions contemplated hereby and thereby, including without limitation, in the case of the Company, the corporate power and authority to issue, sell and deliver the Shares as provided herein and therein;

                           (vii) Each of (A) the Exchange Agreement and (B)
                  the Stockholders Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding obligation of, the Company (in the case of (A) and (B)) and each of NB LLC and NBMI (in the case of (A)), enforceable against such party in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                           (viii) The issue and sale of the Shares being
                  delivered at such Time of Delivery to be sold by the Company and the compliance by each of the Company, NB LLC and NBMI with all of the provisions of this Agreement, the International Underwriting Agreement, the Exchange Agreement and the Stockholders Agreement, as applicable, and the consummation of the transactions herein and therein contemplated (a) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company, NB LLC or NBMI or any of their respective subsidiaries is a party or by which the Company, NB LLC or NBMI or any of their respective subsidiaries is bound or to which any of the property or assets of the Company, NB LLC or NBMI or any of their respective subsidiaries is subject, (b) result in any violation of the provisions of the Certificate of Incorporation or By-laws or other organizational documents of the Company or NB LLC or NBMI, or (c) result in any violation of any New York, Delaware corporate or United States federal statute, order, rule or regulation (other than State securities or Blue Sky laws as to which such counsel need express no opinion, and other than United States federal securities laws, as to which such counsel need express no opinion except as otherwise specifically set forth herein), or any order known to such counsel of any New York, Delaware (insofar as Delaware corporate law is concerned) or United States federal court or governmental agency or body having jurisdiction over the Company, NB LLC or NBMI or any of their respective subsidiaries or any of their properties, except, in the case of clauses (a) and (c) above, any conflicts, breaches, defaults or violations that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect or impair the ability of the Company and its subsidiaries to perform their respective obligations under, or consummate the transactions contemplated by, this Agreement, the International Underwriting Agreement, the Exchange Agreement or the Stockholders Agreement, as applicable;

                           (ix) No consent, approval, authorization, order,
                  registration or qualification of or with any New York, Delaware (insofar as Delaware corporate law is concerned) or United States federal court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company or any of its subsidiaries of the transactions contemplated by this Agreement, the International Underwriting Agreement, the Exchange Agreement or the Stockholders Agreement, except the registration under the Act of the Shares and the registration under the Exchange Act of the Stock, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the International Underwriters;

                           (x) The statements set forth in the Prospectus under
                  the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock, under the caption "United States Federal Tax Considerations for Non-U.S. Holders" in the Prospectus relating to the International Shares, and under the captions "Management", "Certain Relationships and Related Transactions" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are, in all material respects, accurate and complete summaries or descriptions thereof;

                           (xi) Consummation of the transactions contemplated by
                  this Agreement, the International Underwriting Agreement or the Exchange Agreement will not constitute an "assignment", within the meaning of such term under the Advisers Act (and the rules and regulations thereunder) or the Investment Company Act (and the rules and regulations thereunder);

                           (xii) Such counsel does not know of any contracts or
                  other documents which are required to be filed as exhibits to the Registration Statement by the Act or by the rules and regulations thereunder which have not been filed as exhibits to the Registration Statement;

                           (xiii) The Company is not required to be registered,
                  licensed or qualified as an investment adviser or a broker-dealer or as a commodity trading advisor, a commodity pool operator or a futures commission merchant or any or all of the foregoing, as applicable; each of the Company's subsidiaries that is required to be registered as an investment adviser under the Advisers Act is so registered (and such registration is in full force and effect), except for failures to be so registered that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; each of the Company's subsidiaries that is required to be registered as a broker-dealer under the Exchange Act is so registered (and such registration is in full force and effect), except for failures to be so registered that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; each of the Company's subsidiaries that is required to be registered as a commodity trading advisor and/or commodity pool operator under the Commodity Exchange Act (the "CEA") is so registered (and such registration is in full force and effect), except for failures to be so registered that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; each of the Company's subsidiaries that is required to be registered as a futures commission merchant under the CEA is so registered (and such registration is in full force and effect), except for failures to be so registered that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; each of the Company's subsidiaries has been duly registered, licensed or qualified as an investment adviser or a broker-dealer or as a commodity trading advisor, commodity pool operator or a futures commission merchant or any or all of the foregoing, as applicable, in all jurisdictions in which the conduct of its business requires such registration, licensing or qualification, except for failures to be so registered, licensed or qualified that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

                           (xiv) Neither the Company nor any of its subsidiaries
                  is and, after giving effect to the offering and sale of the Shares, will be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act; and

                           (xv) The Registration Statement and the Prospectus
                  and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements, related notes and schedules and other financial data therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder.

                  In addition, such counsel shall state that it has participated in conferences with directors, officers and other representatives of the Company, various of the Selling Stockholders, representatives of the independent public accountants for the Company, representatives of the Underwriters and representatives of counsel for the Underwriters, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed, and, although such counsel has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except to the extent specified in subsection (x) of this Section 8(c)(1), no facts have come to such counsel's attention which leads such counsel to believe that the Registration Statement, as of its effective date, (other than the financial statements, related notes and schedules and other financial data, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements, related notes and schedules and other financial data, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements, related notes and schedules and other financial data, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (d) C. Carl Randolph, Senior Vice President and General Counsel of the Company, shall have furnished to you his written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) Each of (A) Neuberger & Berman Trust Company, (B)
                  Neuberger & Berman Trust Company of Delaware, (C) Neuberger & Berman Agency, Inc. and (D) Neuberger & Berman Trust Company of Florida (which, together with NB LLC and NBMI, constitute all the subsidiaries of the Company) has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned indirectly by the Company through NB LLC, to the best of such counsel's knowledge, free and clear of all liens, encumbrances, equities or claims; and each such subsidiary has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except for any failures to be so qualified or in good standing that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                           (ii) To the best of such counsel's knowledge and
                  except as set forth in or contemplated by the Prospectus, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, membership interests or other ownership interest in, the Company or any of its subsidiaries; and all of the membership interests of NB LLC and the issued shares of capital stock of NBMI are owned by the Company free and clear of all liens, encumbrances, equities or claims;

                           (iii) Neither the Company nor any of its subsidiaries
                  is in violation of its Certificate of Incorporation or By-laws or other organizational documents or, except for such defaults that would not have a Material Adverse Effect, in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound; and

                           (iv) Each fund sponsored by any of the Company's
                  subsidiaries which is required to be registered with the Commission as an investment company under the Investment Company Act is listed in Annex III hereto.

In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the laws of the State of New York, Delaware corporate and the federal laws of the United States.

                  (e) Kirkpatrick & Lockhart LLP and Dechert Price & Rhodes, counsel for the funds sponsored by the Company's subsidiaries, shall have furnished to you their written opinions dated such Time of Delivery, in form and substance satisfactory to you, to the effect that, in the case of such opinion of Kirkpatrick & Lockhart LLP, each Fund listed in Annex II hereto, and, in the case of such opinion of Dechert Price & Rhodes, each Fund listed in Annex III hereto, is duly registered with the Commission as an investment company under the Investment Company Act, except for failures to be so registered that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the laws of the State of New York, Delaware corporate and the federal laws of the United States.

                  (f) Debevoise & Plimpton, counsel for the Selling Stockholders, shall have furnished to you its written opinion (drafts of such opinion are attached as Annex II(c) hereto) dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) A Power of Attorney, the Exchange Agreement
                  and the Stockholders Agreement have been duly executed and delivered by each Selling Stockholder and constitute valid and legally binding agreements of such Selling Stockholder in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general equity principles;

                           (ii) This Agreement and the International
                  Underwriting Agreement have been duly executed and delivered by or on behalf of each Selling Stockholder; and the sale of the Shares to be sold by such Selling Stockholder hereunder and thereunder and the compliance by such Selling Stockholder with all of the provisions of this Agreement, the International Underwriting Agreement, the Exchange Agreement, the Stockholders Agreement and the Power of Attorney and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which such Selling Stockholder is a party or by which such Selling Stockholder is bound, or to which any of the property or assets of such Selling Stockholder is subject and that is material to such Selling Stockholder, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws or other organizational documents, as applicable, of such Selling Stockholder or any rule or regulation (other than State securities or Blue Sky laws as to which such counsel need express no opinion, and other than United States federal securities laws, as to which such counsel need express no opinion except as otherwise specifically set forth herein) or any order known to such counsel of any New York, Delaware (insofar as Delaware corporate law is concerned) or United States federal court, governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;

                           (iii) No consent, approval, authorization or order of
                  any New York, Delaware (insofar as Delaware corporate law is concerned) or United States federal court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement, the International Underwriting Agreement, the Exchange Agreement or the Stockholders Agreement in connection with the Shares to be sold by such Selling Stockholder hereunder or thereunder, except those which have been duly obtained and are in full force and effect, the registration of the Shares under the Act, the registration of the Stock under the Exchange Act and such as may be required under foreign or state securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriters or the International Underwriters; and

                           (iv) Upon (i) payment for the Shares to be sold by
                  the Selling Stockholders in accordance with this Agreement and the International Underwriting Agreement, (ii) registration of the transfer of such Shares to, and registration of such Shares in the name of, Cede & Co. or other nominee designated by DTC and (iii) the crediting of such Shares to the accounts maintained by DTC for the several Underwriters, assuming that such accounts are "securities accounts" (as defined in Section 8-501 of the UCC), (A) the Underwriters will acquire "security entitlements" (as defined in Section 8-102 of the UCC) in respect of such Shares and (B) no action based on an "adverse claim" (as defined in Section 8-102 of the UCC) to such Shares may be asserted against the Underwriters with respect to such security entitlements, assuming that each Underwriter does not have "notice" (within the meaning of Section 8-105 of the UCC) of any "adverse claim" (as defined in Section 8-102 of the UCC) to such Shares.

In rendering the opinion in subparagraph (iv) such counsel may rely upon a certificate of such Selling Stockholder in respect of matters of fact as to ownership of, and liens, encumbrances, equities or claims on the Shares sold by such Selling Stockholder, provided that such counsel shall state that they believe that both you and they are justified in relying upon such certificate;

                  (g) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Arthur Andersen LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto);

                  (h) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

                  (i) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

                  (j) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the NYSE; (ii) a suspension or material limitation in trading in the Company's securities on the NYSE; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

                  (k) The Shares to be sold by the Company and the Selling Stockholders at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the NYSE;

                  (l) The Company has obtained and delivered to the Underwriters executed copies of an agreement from each Management Stockholder that is not a party to this Agreement substantially to the effect set forth in Subsection 6(e) hereof in form and substance satisfactory to you;

                  (m) (A) The Company shall have delivered to the Underwriters executed copies of the Exchange Agreement and the Stockholders Agreement, and
(B) the transactions contemplated under the Exchange Agreement shall have been duly and validly consummated in accordance with applicable law;

                  (n) The Company shall have complied with the provisions of
Section 6(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

                  (o) The Company and the Selling Stockholders shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and of the Selling Stockholders, respectively, reasonably satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Stockholders, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Stockholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a), (h) and
(m)(B) of this Section, and as to such other matters as you may reasonably request.

         9. The Independent Underwriter hereby consents to the references to it as set forth under the caption "Underwriting" in the Prospectus and in any amendment or supplement thereto made in accordance with Section 6(a) hereof.

         10. (a) Each of the Company, NB LLC and NBMI, jointly and severally, will indemnify and hold harmless each Underwriter and the Independent Underwriter, as the case may be, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or the Independent Underwriter, as the case may be, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter or the Independent Underwriter, as the case may be, for any legal or other expenses reasonably incurred by such Underwriter or the Independent Underwriter, as the case may be, in connection with investigating or defending any such action or claim as such expenses are incurred; PROVIDED, HOWEVER, that the Company, NB LLC and NBMI shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through Goldman, Sachs & Co. or the Independent Underwriter expressly for use therein or constitutes a reference to the Independent Underwriter consented to by it pursuant to Section 9 hereof.

                  (b) Each of the Selling Stockholders will indemnify and hold harmless each Underwriter and the Independent Underwriter, in proportion to the maximum number of Shares sold by such Selling Stockholder, including any Optional Shares, as set forth in Schedule II hereto, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or the Independent Underwriter, as the case may be, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter or the Independent Underwriter, as the case may be, for any legal or other expenses reasonably incurred by such Underwriter or the Independent Underwriter, as the case may be, in connection with investigating or defending any such action or claim as such expenses are incurred; PROVIDED, HOWEVER, that such Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through Goldman, Sachs & Co. or the Independent Underwriter expressly for use therein or constitutes a reference to the Independent Underwriter consented to by it pursuant to Section 9 hereof; PROVIDED, FURTHER, that the liability of a Selling Stockholder pursuant to this Section 10(b) shall not exceed the product of the number of Shares sold by such Selling Stockholder, including any Optional Shares, and the initial public offering price of the Shares as set forth in the Prospectus.

                  (c) Each Underwriter will indemnify and hold harmless the Company, NB LLC, NBMI, each Selling Stockholder and the Independent Underwriter, as the case may be, against any losses, claims, damages or liabilities to which the Company, NB LLC, NBMI, such Selling Stockholder or the Independent Underwriter, as the case may be, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company, NB LLC, NBMI, each Selling Stockholder and the Independent Underwriter, as the case may be, for any legal or other expenses reasonably incurred by the Company, NB LLC, NBMI, such Selling Stockholder or the Independent Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred.

                  (d) The Independent Underwriter will indemnify and hold harmless the Company, NB LLC, NBMI, each Selling Stockholder and each Underwriter, as the case may be, against any losses, claims, damages or liabilities to which the Company, NB LLC, NBMI, such Selling Stockholder or such Underwriter, as the case may be, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Independent Underwriter expressly for use therein or constitutes a reference to the Independent Underwriter consented to by it pursuant to Section 9 hereof; and reimbursement the Company, NB LLC, NBMI, each Selling Stockholder and each Underwriter, as the case may be, for any legal or other expenses reasonably incurred by the Company, NB LLC, NBMI, each Selling Stockholder and such Underwriter, as the case may be, in connection with investigating or defending any such action or claim as such expenses are incurred.


                  (e) Promptly after receipt by an indemnified party under subsection (a), (b), (c) or (d) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (f) If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b), (c) or (d) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by each party to the Agreement from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (e) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of each party to the Agreement in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, NB LLC, NBMI, the Selling Stockholders, the Underwriters and the Independent Underwriter shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company and the Selling Stockholders, the total underwriting discounts and commissions payable to the Underwriters as set forth in the table on the cover page of the Prospectus and the fee payable to the Independent Underwriter pursuant to the first sentence of Section 4(e) hereof, respectively, bear to the sum of the total proceeds from the sale of the

Shares (before deducting expenses) in the offering and the fee payable to the Independent Underwriter pursuant to the first sentence of Section 4(e) hereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or either the Underwriters or the Independent Underwriter on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, NB LLC, NBMI, each of the Selling Stockholders, the Underwriters and the Independent Underwriter agree that it would not be just and equitable if contributions pursuant to this subsection (f) were determined by PRO RATA allocation (even if the Underwriters and the Independent Underwriter were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection
(f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (f), (i) neither the Underwriter nor the Independent Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public and the Independent Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by the Underwriters and distributed to the public were offered to the public, exceeds the amount of any damages which such Underwriter or the Independent Underwriter, as the case may be, has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no Selling Stockholder shall be required to contribute an amount in excess of the product of the number of Shares sold by such Selling Stockholder, including any Optional Shares, and the initial public offering price of the Shares as set forth in the Prospectus. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection
(f) to contribute are several in proportion to their respective underwriting obligations and not joint.

                  (g) The obligations of the Company, NB LLC, NBMI and the Selling Stockholders under this Section 10 shall be in addition to any liability which the Company, NB LLC, NBMI and the respective Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter or the Independent Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 10 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company, NB LLC, NBMI, any Selling Stockholder or the Independent Underwriter within the meaning of the Act; and the obligations of the Independent Underwriter under this Section 10 shall be in addition to any liability which the Independent Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any who controls the Company, NB LLC, NBMI, any Selling Shareholder or any underwriter within the meaning of the Act.

         11. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company and the Selling Stockholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Stockholders that you have so arranged for the purchase of such Shares, or the Company and the Selling Stockholders notify you that they have so arranged for the purchase of such Shares, you or the Company and the Selling Stockholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

         (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, then the Company and the Selling Stockholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, or if the Company and the Selling Stockholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Selling Stockholders to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholders, except for the expenses to be borne by the Company and the Selling Stockholders and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 10 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         12. The respective indemnities, agreements, representations, warranties and other statements of the Company, NB LLC, NBMI, the Selling Stockholders and the several Underwriters and the Independent Underwriter, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter, the Independent Underwriter, or any controlling person of any Underwriter, the Independent Underwriter, or the Company, NB LLC, NBMI or any of the Selling Stockholders, or any officer or director or controlling person of the Company, NB LLC, NBMI, or any controlling person of any Selling Stockholder, and shall survive delivery of and payment for the Shares.

         13. If this Agreement shall be terminated pursuant to Section 11 hereof, neither the Company nor the Selling Stockholders shall then be under any liability to any Underwriter or the Independent Underwriter except as provided in the second sentence of Section 4(e) hereof and Sections 7 and 10 hereof; but, if for any other reason any Shares are not delivered by or on behalf of the Company and the Selling Stockholders as provided herein, the Company and each of the Selling Stockholders pro rata (based on the number of Shares to be sold by the Company and such Selling Stockholder hereunder) will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Stockholders shall then be under no further liability to any Underwriter or the Independent Underwriter in respect of the Shares not so delivered except as provided in the second sentence of Section 4(e) hereof and Sections 7 and 9 hereof.

         14. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives; and in all dealings with any Selling Stockholder hereunder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Stockholder made or given by the Attorney-in-Fact for such Selling Stockholder.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 32 Old Slip, 9th Floor, New York, New York 10004, Attention: Registration Department; if to the Independent Underwriter shall be delivered or sent by mail, letter or facsimile transmission to Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004; if to any Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission to counsel for such Selling Stockholder at its address set forth in Schedule II hereto; and if to the Company, NB LLC or NBMI shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; PROVIDED, HOWEVER, that any notice to an Underwriter pursuant to Section 10(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Stockholders by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         15. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Independent Underwriter, the Company, NB LLC, NBMI and the Selling Stockholders and, to the extent provided in Sections 10 and 12 hereof, the officers and directors of the Company and each person who controls the Company, NB LLC, NBMI, any Selling Stockholder, the Independent Underwriter or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         16. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         17. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         18. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us 12 counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters and the Independent Underwriter, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Independent Underwriter, the Company, NB LLC, NBMI and each of the Selling Stockholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters (U.S. Version), the form of which shall be submitted to the Company and the Selling Stockholders for examination upon request, but without warranty on your part as to the authority of the signers thereof.

         Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Stockholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Stockholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-Fact to take such action.
                           Very truly yours,

                           Neuberger Berman Inc.

                           By:
                              ------------------------------------
                              Name:
                              Title:

                           Neuberger Berman, LLC

                           By:
                              ------------------------------------
                              Name:
                              Title:

                           Neuberger Berman Management Inc.

                           By:
                              ------------------------------------
                              Name:
                              Title:

                           The Selling Stockholders listed in Schedule II hereto

                           By:
                              ------------------------------------
                              Name:
                              Title: As Attorney-in-Fact acting on behalf of each of the Selling Stockholders named in Schedule II to this Agreement.

Accepted as of the date hereof
in New York, New York:

Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
Morgan Stanley & Co. Incorporated
Salomon Smith Barney Inc.
Bear, Stearns & Co. Inc.
CIBC World Markets Corp.
Donaldson, Lufkin & Jenrette Securities Corporation
Schroder & Co. Inc.

By:
   ---------------------------------
       (Goldman, Sachs & Co.)

On behalf of each of the Underwriters

                                   SCHEDULE I


                                                                                                    NUMBER OF OPTIONAL
                                                                                                       SHARES TO BE
                                                                           TOTAL NUMBER OF             PURCHASED IF
                                                                             FIRM SHARES              MAXIMUM OPTION
                              UNDERWRITER                                  TO BE PURCHASED               EXERCISED
                              -----------                                  ---------------          ------------------


Goldman, Sachs & Co....................................................
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated........................................
Morgan Stanley & Co. Incorporated......................................
Salomon Smith Barney Inc...............................................
Bear, Stearns & Co. Inc................................................
CIBC World Markets Corp................................................
Donaldson, Lufkin & Jenrette Securities Corporation....................
Schroder & Co. Inc.....................................................


                    Total .............................................       6,250,000                   937,500


                                   SCHEDULE II


                                                                                                 NUMBER OF OPTIONAL
                                                                                                    SHARES TO BE
                                                                         TOTAL NUMBER OF               SOLD IF
                                                                           FIRM SHARES             MAXIMUM OPTION
                                                                            TO BE SOLD                EXERCISED
                                                                         ---------------         ------------------

The Company.......................................................          2,612,330                      0
The Selling Stockholders(a):
         Herbert W. Ackerman Associates, L.P......................             39,245                 10,115
         Robert J. Appel..........................................                325                 47,053
         Appel Associates, L.P....................................            182,250                      0
         Berlin Associates, L.P...................................             80,586                 20,769
         Jeffrey Bolton...........................................             47,905                 12,346
         Cavallo Associates, L.P..................................             34,227                  8,824
         Robert W. D'Alelio.......................................             13,782                  3,552
         Salvatore D'Elia.........................................             21,619                  5,572
         Stanley Egener...........................................             53,542                 15,034
         Egener Associates, L.P...................................             63,126                 15,034
         Michael N. Emmerman......................................             29,026                  7,480
         Robert D. English........................................             37,435                  9,648
         Jack M. Ferraro..........................................             28,260                  7,283
         Gregory P. Francfort.....................................             29,891                      0
         Francfort 1998 Grantor Retained Annuity Trust............             56,072                 22,154
         Howard L. Ganek..........................................             77,367                 31,984
         Ganek Associates, L.P....................................             46,735                      0
         Robert I. Gendelman......................................             64,418                 16,602
         Theodore P. Giuliano.....................................             41,403                 12,477
         Giuliano Associates, L.P.................................              7,010                      0
         Mark R. Goldstein........................................             24,978                  5,356
         Goldstein Associates, L.P................................              2,586                  1,747
         Lee H. Idleman...........................................             29,097                  7,499
         Alan L. Jacobs...........................................             42,500                 10,953
         Kenneth M. Kahn..........................................              2,286                    589
         Michael W. Kamen.........................................             43,413                 11,188
         Mark P. Kleiman..........................................             92,745                 23,903
         Klingenstein Associates, L.P.............................             21,294                  5,488
         Irwin Lainoff............................................             15,666                 26,374
         Lainoff Associates, L.P..................................             86,669                      0
         Joseph R. Lasser.........................................             28,260                  7,283
         Richard S. Levine........................................             34,454                  8,879
         Christopher J. Lockwood..................................             51,822                 13,355
         Lawrence Marx III Associates, L.P........................             59,728                 15,393
         Robert R. McComsey.......................................             49,832                 12,843
         Martin McKerrow..........................................             33,873                  8,730


         Messinger Associates, L.P................................            110,366                 28,444
         Beth W. Nelson...........................................             99,606                 25,671
         Neuberger Associates, L.P................................             19,834                  5,112
         Harold J. Newman.........................................             11,633                  2,998
         Newman Associates, L.P...................................             23,265                  5,996
         Daniel P. Paduano........................................             86,911                 22,398
         Norman H. Pessin.........................................             12,774                  3,292
         Pollack 1998 Grantor Retained Annuity Trust..............             60,159                 15,504
         William A. Potter........................................             25,874                  6,668
         Janet W. Prindle.........................................             91,914                 23,688
         C. Carl Randolph.........................................             23,854                  6,147
         Kevin L. Risen...........................................             41,019                 10,572
         Daniel H. Rosenblatt.....................................             22,235                  5,730
         J. Curt Schnackenberg....................................             23,838                  6,144
         Schwartz CS Associates, L.P..............................            314,141                 80,960
         Schwartz ES Associates, L.P..............................            314,141                 80,960
         Jennifer K. Silver.......................................             39,859                 10,272
         Kent C. Simons...........................................             85,556                 22,049
         R. Edward Spilka.........................................             41,316                 15,758
         Robert Edward Spilka 1998 Grantor Retained Annuity Trust.             19,828                      0
         Gloria H. Spivak.........................................             21,988                  5,666
         Bernard Z. Stein.........................................             13,548                  3,491
         Fred Stein...............................................             35,533                  9,158
         Eleanor Moore Sterne.....................................             39,370                 10,147
         Stephanie J. Stiefel.....................................              3,085                    795
         Philip A. Straus.........................................             14,278                  3,680
         The Strauss 1998 Trust...................................             37,232                  9,596
         Allan D. Sutton 1998 Grantor Retained Annuity Trust......             23,067                  6,800
         Sutton 1998 GST Trust....................................              3,319                      0
         Richard J. Sweetnam Jr...................................             14,177                  3,653
         Judith M. Vale...........................................             90,329                 23,279
         David I. Weiner..........................................             42,836                 16,623
         Weiner 1998 Grantor Retained Annuity Trust...............             21,667                      0
         Weismann Associates, L.P.................................            235,691                 60,742
                                                                            ---------              ---------

                          TOTAL.....................................        6,250,000                937,500
                                                                            ---------              ---------
                                                                            ---------              ---------


                  (a) Each of the Selling Stockholders named above is represented by Debevoise & Plimpton, counsel to the Selling Stockholders, and ha appointed the Company as the Attorney-in-Fact for such Selling Stockholder.

                                                                        ANNEX I



         Pursuant to Section 8(g) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

                  (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable rules and regulations thereunder adopted by the Commission;

                  (ii) In their opinion, the financial statements, the Selected Historical Combined Financial Data for the five most recent fiscal years, management's discussion and analysis of financial condition and results of operations and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act, Item 301 of Regulation S-K under the Act, Item 303 of Regulation S-K under the Act and the related rules and regulations adopted by the Commission; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited combined interim financial statements, selected financial data, pro forma financial information, financial forecasts, management's discussion and analysis of financial condition and results of operations and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");

                  (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed combined statements of income, combined balance sheets and combined statements of changes in principals' capital and combined statements of cash flows, and management's discussion and analysis of financial condition and results of operations included in the Prospectus as indicated in their reports thereon copies of which are attached hereto; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed combined financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related rules and regulations adopted by the Commission, nothing came to their attention that caused them to believe that the unaudited condensed combined financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related rules and regulations adopted by the Commission;

                  (iv) The unaudited selected financial information with respect to the combined results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus agrees with the corresponding amounts (after restatements where applicable) in the audited combined financial statements for such five fiscal years;

                  (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302 and 402, respectively, of Regulation S-K;

                  (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                           (A) (i) the unaudited combined statements of income,
                  combined balance sheets and combined statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related rules and regulations adopted by the Commission, or (ii) any material modifications should be made to the unaudited condensed combined statements of income, combined balance sheets, combined statements of changes in principals' capital and combined statements of cash flows included in the Prospectus for them to be in conformity with generally accepted accounting principles;

                           (B) any other unaudited income statement data and
                  balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited combined financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited combined financial statements included in the Prospectus;

                           (C) the unaudited financial statements which were not
                  included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in clause
                  (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited combined financial statements included in the Prospectus;

                           (D) any unaudited pro forma combined condensed
                  financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the rules and regulations adopted by the Commission thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                           (E) as of a specified date not more than five days
                  prior to the date of such letter, there have been any changes in the combined capital stock or principal's capital or any increase in the combined long-term debt of the Company and its subsidiaries, or any decreases in combined net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                           (F) for the period from the date of the latest
                  financial statements included in the Prospectus to the specified date referred to in clause (E) there were any decreases in combined net revenues or operating profit or the total or per share amounts of combined net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (vii) In addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                                                        Annex II
                                                                        --------

EQUITY MANAGERS TRUST

Neuberger Berman Focus Portfolio
Neuberger Berman Genesis Portfolio
Neuberger Berman Guardian Portfolio
Neuberger Berman Manhattan Portfolio
Neuberger Berman Millennium Portfolio
Neuberger Berman Partners Portfolio
Neuberger Berman Regency Portfolio
Neuberger Berman Socially Responsive Portfolio


GLOBAL MANAGERS TRUST

Neuberger Berman International Portfolio


NEUBERGER BERMAN EQUITY FUNDS

Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund
Neuberger Berman Guardian Fund
Neuberger Berman International Fund
Neuberger Berman Manhattan Fund
Neuberger Berman Millennium Fund
Neuberger Berman Partners Fund
Neuberger Berman Regency Fund
Neuberger Berman Socially Responsive Fund


NEUBERGER BERMAN EQUITY TRUST

Neuberger Berman Focus Trust
Neuberger Berman Genesis Trust
Neuberger Berman Guardian Trust
Neuberger Berman International Trust
Neuberger Berman Manhattan Trust
Neuberger Berman Millennium Trust
Neuberger Berman NYCDC Socially Responsive Trust
Neuberger Berman Partners Trust

Neuberger Berman Regency Trust


NEUBERGER BERMAN EQUITY ASSETS

Neuberger Berman Focus Assets
Neuberger Berman Genesis Assets
Neuberger Berman Guardian Assets
Neuberger Berman Manhattan Assets
Neuberger Berman Partners Assets
Neuberger Berman Socially Responsive Trust


NEUBERGER BERMAN EQUITY SERIES

Neuberger Berman Genesis Institutional
Neuberger Berman Socially Responsive Assets


INCOME MANAGERS TRUST

Neuberger Berman Cash Reserves Portfolio
Neuberger Berman Government Money Portfolio
Neuberger Berman High Yield Bond Portfolio
Neuberger Berman Limited Maturity Bond Portfolio
Neuberger Berman Municipal Money Portfolio
Neuberger Berman Municipal Securities Portfolio


NEUBERGER BERMAN INCOME FUNDS

Neuberger Berman Cash Reserves
Neuberger Berman Government Money Fund
Neuberger Berman High Yield Bond Fund
Neuberger Berman Limited Maturity Bond Fund
Neuberger Berman Municipal Money Fund
Neuberger Berman Municipal Securities Fund


NEUBERGER BERMAN INCOME TRUST

Neuberger Berman Limited Maturity Bond Trust

                                                                     ANNEX IIa


                                     [Date]



Goldman, Sachs & Co.,
Merrill Lynch, Pierce, Fenner & Smith,
      Incorporated,
Morgan Stanley & Co. Incorporated,
Salomon Smith Barney Inc.,
Bear, Stearns & Co. Inc.,
CIBC World Markets Corp.,
Donaldson, Lufkin & Jenrette
      Securities Corporation,
Schroder & Co. Inc.,

  As Representatives of the
  Several Underwriters,
    c/o Goldman, Sachs & Co.,
       85 Broad Street,
          New York, New York 10004.

Dear Sirs:

                  In connection with the several purchases today by you pursuant to the Underwriting Agreement, dated October |X|, 1999 (the "Underwriting Agreement"), between Neuberger Berman Inc., a Delaware corporation (the "Company"), and you, as Representatives of the several Underwriters named therein (the "Underwriters"), of 6,250,000 shares (the "Securities") of the Company's Common Stock, par value $0.01 per share, we, as counsel for the several Underwriters, have

Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith,
      Incorporated
Morgan Stanley & Co. Incorporated
Salomon Smith Barney Inc.
Bear, Stearns & Co. Inc.
CIBC World Markets Corp.
Donaldson, Lufkin & Jenrette
      Securities Corporation
Schroder & Co. Inc.



examined such corporate records, certificates and other documents, and such questions of law, as we have considered necessary or appropriate for the purposes of this opinion. Upon the basis of such examination, we advise you that, in our opinion:

                  (1) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware.

                  (2) The Securities have been duly authorized and validly issued and are fully paid and nonassessable.

                  (3) All regulatory consents, authorizations, approvals and filings required to be obtained or made by the Company under the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware for the issuance, sale and delivery of the Securities by the Company to you have been obtained or made.

                  (4) The Underwriting Agreement

Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith,
      Incorporated
Morgan Stanley & Co. Incorporated
Salomon Smith Barney Inc.
Bear, Stearns & Co. Inc.
CIBC World Markets Corp.
Donaldson, Lufkin & Jenrette
      Securities Corporation
Schroder & Co. Inc.


has been duly authorized, executed and delivered by the Company.

                  The foregoing opinion is limited to the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware, and we are expressing no opinion as to the effect of the laws of any other jurisdiction.

                  With your approval, we have relied as to certain matters on information obtained from public officials, officers of the Company and other sources believed by us to be responsible, and we have assumed that the certificates for the Securities conform to the specimen thereof examined by us and have been duly countersigned and registered by the transfer agent and registrar of the Securities and that the signatures on all documents examined by us are genuine, assumptions which we have not independently verified.

                                              Very truly yours,

                                     [Date]


Goldman, Sachs & Co.,
Merrill Lynch, Pierce, Fenner & Smith,
      Incorporated,
Morgan Stanley & Co. Incorporated,
Salomon Smith Barney Inc.,
Bear, Stearns & Co. Inc.,
CIBC World Markets Corp.,
Donaldson, Lufkin & Jenrette
      Securities Corporation,
Schroder & Co. Inc.,
As Representatives of the
      Several Underwriters,

      c/o Goldman, Sachs & Co.
           85 Broad Street
                New York, New York 10004

Dear Sirs:

                  This is with reference to the registration under the Securities Act of 1933 (the "Act") of 7,250,000 shares of Common Stock (the "Securities") of Neuberger Berman Inc. (the "Company"). When the Registration Statement was declared effective by the Securities and Exchange Commission, the form of prospectus included therein omitted certain information in reliance upon Rule 430A under the Act. Such information is contained in the Prospectus and, as provided in Rule 430A, is deemed to be a part of the Registration Statement as of the time it was declared

Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith
      Incorporated
Morgan Stanley & Co. Incorporated
Salomon Smith Barney Inc.
Bear, Stearns & Co. Inc.
CIBC World Markets Corp.
Donaldson, Lufkin & Jenrette
      Securities Corporation
Schroder & Co. Inc.                                        -2-


effective.

                  In accordance with our understanding with you as to the scope of our services under the circumstances applicable to the offering of the Securities, we reviewed the Registration Statement and the Prospectus, participated in discussions with your representatives and those of the Company, its counsel and its accountants, and advised you as to the requirements of the Act and the applicable rules and regulations thereunder. On the basis of the information that we gained in the course of the performance of the services referred to above, considered in the light of our understanding of the applicable law and the experience we have gained through our practice under the Act, we advised you and now confirm that, in our opinion, the Registration Statement, as of its effective date, and the Prospectus, as of the date of the Prospectus, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the applicable rules and regulations of the Securities and Exchange Commission thereunder. Further, nothing that came to our attention in

Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith
      Incorporated
Morgan Stanley & Co. Incorporated
Salomon Smith Barney Inc.
Bear, Stearns & Co. Inc.
CIBC World Markets Corp.
Donaldson, Lufkin & Jenrette
      Securities Corporation
Schroder & Co. Inc.                                        -3-


the course of such review has caused us to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date of the Prospectus, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  The limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such, however, that we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except for those made under the captions "Description of Capital Stock" and "Underwriting" in the Prospectus insofar as they relate to provisions of documents described therein.

Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith
      Incorporated
Morgan Stanley & Co. Incorporated
Salomon Smith Barney Inc.
Bear, Stearns & Co. Inc.
CIBC World Markets Corp.
Donaldson, Lufkin & Jenrette
      Securities Corporation
Schroder & Co. Inc.                                        -4-

Also, we do not express any opinion or belief as to the financial statements or as to other financial data derived from accounting records contained in the Registration Statement or the Prospectus.

                  This letter is furnished by us as counsel for the several Underwriters to you as Representatives of the several Underwriters and is solely for the benefit of the several Underwriters.

                                              Very truly yours,

                                                                  Annex II(b)(1)












                                                                  October , 1999

To Each of the Addressees
 Listed in Annex a Hereto
 ------------------------


                              Neuberger Berman Inc.
                              ---------------------


Ladies and Gentlemen:

           We have acted as counsel to Neuberger Berman Inc., a Delaware corporation (the "Company") in connection with the issuance and sale by the Company and certain selling stockholders of an aggregate of (1) 6,250,000 shares (the "U.S. Shares") of the Company's Common Stock, par value $.01 per share ("Common Stock"), to the Underwriters named in the Underwriting Agreement (U.S. Version), dated October , 1999 (the "U.S. Underwriting Agreement"), among such Underwriters, the Company, Neuberger Berman, LLC, a Delaware limited liability company ("NB LLC"), Neuberger Berman Management Inc., a New York corporation ("NBMI") and the Selling Stockholders named therein, pursuant to the U.S. Underwriting Agreement, and (2) 1,000,000 shares (the "International Shares" and, together with the U.S. Shares, the "Shares") of Common Stock to the Underwriters named in the Underwriting Agreement (International Version), dated October , 1999 (the "International Underwriting Agreement'), among the Company, NB LLC, NBMI, the Selling Stockholders named therein and the Underwriters named therein, pursuant to the

The Addressees Listed
  on Annex A Hereto                    2                       October    , 1999
                                                                     ---



International Underwriting Agreement. We have also acted as counsel to the Company in connection with the preparation and filing with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and the rules and regulations thereunder, of a Registration Statement on Form S-1 (Registration No. 333-84525) relating to the Shares and four amendments thereto (as so amended at the time it became effective, the "Registration Statement") and the form of final prospectus for use in connection with the offerings of the U.S. Shares filed by the Company with the Commission pursuant to Rule 424(b) under the Act (the "Prospectus").

           This opinion is being delivered to you pursuant to Section 8(c) of the U.S. Underwriting Agreement. Capitalized terms not otherwise defined herein have the meanings given in the U.S. Underwriting Agreement.

           We have examined and relied upon the representations and warranties as to factual matters made in or pursuant to the U.S. Underwriting Agreement and other documents prepared in connection therewith, and upon the originals, or copies certified or otherwise identified to our satisfaction, of such documents, records, certificates and other instruments as in our judgment are necessary or appropriate to enable us to render the opinion expressed herein. Additionally, with your permission, we have assumed, without any investigation or independent verification, that:

                           (i) the signatures on all documents examined by us are genuine;

                           (ii) all documents submitted to us as originals or duplicate originals are authentic;

                           (iii) all documents submitted to us as copies, whether certified or not, conform to authentic original documents; and

                           (iv) all parties (other than the Company, NB LLC, NBMI and the Selling Stockholders, as to whom our opinion is expressed below) to the documents reviewed by us have full power and authority to execute, deliver and perform their obligations under such documents and under the documents required or permitted to be delivered and performed thereunder, and all such documents have been duly authorized by all necessary action, have been duly executed by such parties and have been duly delivered by

The Addressees Listed
  on Annex A Hereto                    3                       October    , 1999
                                                                     ---




                                     such parties.



           We are of the following opinion:

      (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

      (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares being delivered on the date hereof) have been duly and validly authorized and issued and are fully paid and non-assessable; and the Shares conform to the description of the Stock contained in the Prospectus;

      (iii)The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except for any failures to be so qualified or in good standing that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect (we have, in respect of the opinion in this clause, relied upon certificates of government officials in the relevant jurisdictions regarding the Company's qualification as a foreign corporation and good standing and in respect of matters of fact upon certificates of officers of the Company, and we believe that both you and we are justified in relying upon such certificates);

      (iv) NB LLC has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware; all of the membership interests of NB LLC have been validly issued in accordance with applicable law and the limited liability company agreement of NB LLC, and are owned directly by the Company; NBMI has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York; all of the issued shares of capital stock of NBMI have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly by the Company; and each of NB LLC and NBMI has been duly qualified as a foreign corporation for the transaction of business and is in

The Addressees Listed
  on Annex A Hereto                    4                       October    , 1999
                                                                     ---



good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except for failures to be so qualified or in good standing that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect (we have, in respect of the opinion in this clause, relied upon certificates of government officials in the relevant jurisdictions regarding each of NB LLC's and NBMI's qualification as a foreign corporation and good standing and in respect of matters of fact upon certificates of officers of the Company, and we believe that both you and we are justified in relying upon such certificates);

      (v) To the best of our knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, would adversely affect the issuance and sale of the Shares or would affect the validity of the U.S. Underwriting Agreement, the International Underwriting Agreement, the Exchange Agreement or the Stockholders Agreement; and, to the best of such counsel's knowledge, no such proceedings are threatened by governmental authorities or others;

      (vi) The U.S. Underwriting Agreement and the International Underwriting Agreement have been duly authorized, executed and delivered by each of the Company, NB LLC and NBMI; and each of the Company, NB LLC and NBMI has all requisite corporate power and authority to perform its obligations under the U.S. Underwriting Agreement and the International Underwriting Agreement and to consummate the transactions contemplated thereby, including without limitation, in the case of the Company, the corporate power and authority to issue, sell and deliver the Shares as provided herein and therein;

      (vii) Each of (A) the Exchange Agreement and (B) the Stockholders Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding obligation of, the Company (in the case of (A) and (B)) and each of NB LLC and NBMI (in the case of (A)), enforceable against such party in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

      (viii) The issue and sale of the Shares being delivered on the date hereof to be sold by the Company and the compliance by each of the Company, NB LLC and NBMI with all of the provisions of the U.S. Underwriting Agreement, the International Underwriting Agreement, the Exchange Agreement and the Stockholders Agreement, as

The Addressees Listed
  on Annex A Hereto                    5                       October    , 1999
                                                                     ---


applicable, and the consummation of the transactions herein and therein contemplated (a) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to us to which the Company, NB LLC or NBMI or any of their respective subsidiaries is a party or by which the Company, NB LLC or NBMI or any of their respective subsidiaries is bound or to which any of the property or assets of the Company, NB LLC or NBMI or any of their respective subsidiaries is subject, (b) result in any violation of the provisions of the Certificate of Incorporation or By-laws or other organizational documents of the Company or NB LLC or NBMI, or (c) result in any violation of any New York, Delaware corporate or United States federal statute, order, rule or regulation (other than State securities or Blue Sky laws as to which we express no opinion, and other than United States federal securities laws, as to which we express no opinion except as otherwise specifically set forth herein), or any order known to us of any New York, Delaware (insofar as Delaware corporate law is concerned) or United States federal court or governmental agency or body having jurisdiction over the Company, NB LLC or NBMI or any of their respective subsidiaries or any of their properties, except, in the case of clauses (a) and (c) above, any conflicts, breaches, defaults or violations that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect or impair the ability of the Company and its subsidiaries to perform their respective obligations under, or consummate the transactions contemplated by, the U.S. Underwriting Agreement, the International Underwriting Agreement, the Exchange Agreement or the Stockholders Agreement, as applicable;

      (ix) No consent, approval, authorization, order, registration or qualification of or with any New York, Delaware (insofar as Delaware corporate law is concerned) or United States federal court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company or any of its subsidiaries of the transactions contemplated by the U.S. Underwriting Agreement, the International Underwriting Agreement, the Exchange Agreement or the Stockholders Agreement, except the registration under the Act of the Shares and the registration under the Exchange Act of the Stock, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the International Underwriters;

The Addressees Listed
  on Annex A Hereto                    6                       October    , 1999
                                                                     ---




      (x) The statements set forth in the Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock, under the caption "United States Federal Tax Considerations for Non-U.S. Holders" in the Prospectus relating to the International Shares, and under the captions "Management", "Certain Relationships and Related Transactions" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are, in all material respects accurate and complete summaries or descriptions thereof;

      (xi) Consummation of the transactions contemplated by the U.S. Underwriting Agreement, the International Underwriting Agreement or the Exchange Agreement will not constitute an "assignment", within the meaning of such term under the Advisers Act (and the rules and regulations thereunder) or the Investment Company Act (and the rules and regulations thereunder);

      (xii) We do not know of any contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Act or by the rules and regulations thereunder which have not been filed as exhibits to the Registration Statement;

      (xiii) The Company is not required to be registered, licensed or qualified as an investment adviser or a broker-dealer or as a commodity trading advisor, a commodity pool operator or a futures commission merchant or any or all of the foregoing, as applicable; each of the Company's subsidiaries that is required to be registered as an investment adviser under the Advisers Act is so registered (and such registration is in full force and effect), except for failures to be so registered that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; each of the Company's subsidiaries that is required to be registered as a broker-dealer under the Exchange Act is so registered (and such registration is in full force and effect), except for failures to be so registered that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; each of the Company's subsidiaries that is required to be registered as a commodity trading advisor and/or commodity pool operator under the Commodity Exchange Act (the "CEA") is so registered (and such registration is in full force and effect), except for failures to be so registered that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; each of the Company's subsidiaries that is required to be registered as a futures commission merchant under the CEA is so registered (and such registration is in full force and effect),

The Addressees Listed
  on Annex A Hereto                    7                       October    , 1999
                                                                     ---


except for failures to be so registered that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; each of the Company's subsidiaries has been duly registered, licensed or qualified as an investment adviser or a broker-dealer or as a commodity trading advisor, commodity pool operator or a futures commission merchant or any or all of the foregoing, as applicable, in all jurisdictions in which the conduct of its business requires such registration, licensing or qualification, except for failures to be so registered, licensed or qualified that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

      (xiv) Neither the Company nor any of its subsidiaries is and, after giving effect to the offering and sale of the Shares, will be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act; and

      (xv) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements, related notes and schedules and other financial data therein, as to which we express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder.

      In addition, we have participated in conferences with directors, officers and other representatives of the Company, various of the Selling Stockholders, representatives of the independent public accountants for the Company, representatives of the Underwriters and representatives of counsel for the Underwriters, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed, and, although we have not independently verified and are not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except to the extent specified in paragraph (x), no facts have come to our attention which lead us to believe that the Registration Statement, as of its effective date, (other than the financial statements, related notes and schedules and other financial data, as to which we express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to the date hereof (other than the financial statements, related notes and schedules and other financial data, as to which we express no opinion) contained an untrue

The Addressees Listed
  on Annex A Hereto                    8                       October    , 1999
                                                                     ---


statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the date hereof, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to the date hereof (other than the financial statements, related notes and schedules and other financial data, as to which we express no opinion) contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.


           The opinions expressed herein are limited to the federal laws of the United States, the laws of the State of New York and the corporate law of the state of Delaware, except for the opinions contained in clauses (iii) and
(iv), with respect to which we have relied on certificates of the respective secretaries of state of California, Florida, Georgia, Illinois, Maryland, Massachusetts, Missouri, New York, North Dakota, Ohio, Oklahoma and Texas as to the qualification as a foreign corporation and good standing of the Company, NB LLC and NBMI, as the case may be.

           This opinion is delivered to you solely for the purposes referred to above and may not be relied upon by any party other than you without our prior written consent.

                                     Very truly yours,

The Addressees Listed
  on Annex A Hereto                    9                       October    , 1999
                                                                     ---


                                     ANNEX A




Goldman, Sachs & Co.,
Merrill Lynch, Pierce, Fenner & Smith
               Incorporated,
Morgan Stanley & Co. Incorporated,
Salomon Smith Barney Inc.,
Bear, Stearns & Co. Inc.,
CIBC World Markets Corp.,
Donaldson, Lufkin & Jenrette Securities Corporation,
Schroder & Co. Inc.,
  As representatives of the several Underwriters named in Schedule I to the U.S. Underwriting Agreement,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004

Goldman Sachs International,
Merrill Lynch International,
Morgan Stanley & Co. International Limited,
Salomon Brothers International Limited,
Bear, Stearns International Limited,
CIBC World Markets International Limited,
Donaldson, Lufkin & Jenrette International,
J. Henry Schroder & Co. Inc.,
     As representatives of the several Underwriters named in Schedule I to the International Underwriting Agreement,
c/o Goldman Sachs International,
Peterborough Court,
133 Fleet Street,
London EC4A 2BB, England.

Goldman, Sachs & Co.,
     As Independent Underwriter,
85 Broad Street,
New York, New York 10004

                                                                   Annex II(C)


                                                             October    , 1999


To Each of the Addressees
Listed in Annex A Hereto
-------------------------

                              Neuberger Berman Inc.
                              ---------------------

Ladies and Gentlemen:

         We have acted as counsel to the Selling Stockholders, as named in the Underwriting Agreement (U.S. Version), dated October , 1999 (the "U.S. Underwriting Agreement"), among such Selling Stockholders, Neuberger Berman Inc., a Delaware corporation (the "Company"), Neuberger Berman, LLC, a Delaware limited liability company ("NB LLC"), Neuberger Berman Management Inc., a New York corporation ("NBMI") and the Underwriters named therein, in connection with the sale by the Selling Stockholders of an aggregate of (1) 3,637,670 shares (the "U.S. Shares") and, at the election of the Underwriters, up to 937,500 additional shares (the "Optional U.S. Shares") of the Company's Common Stock, par value $.01 per share ("Common Stock"), pursuant to the U.S. Underwriting Agreement, and (2) 582,027 shares (the "International Shares") and, at the election of the Underwriters, up to 150,000 additional shares of Common Stock (the "Optional International Shares") ( together with the U.S. Shares, the U.S. Optional Shares and the U.S. International Shares, the "Shares") to the Underwriters named in the Underwriting Agreement (International Version), dated October , 1999 (the "International Underwriting Agreement'), among the Company, NB LLC, NBMI, the Selling Stockholders named therein and the Underwriters named therein, pursuant to the International Underwriting Agreement.

         This opinion is being delivered to you pursuant to Section 8(f) of the U.S. Underwriting Agreement. Capitalized terms not otherwise defined herein have the meanings given in the U.S. Underwriting Agreement.

         We have examined and relied upon the representations and warranties as to factual matters made in or pursuant to the U.S. Underwriting Agreement and other documents prepared in connection therewith, and upon the originals, or copies certified or otherwise identified to our satisfaction, of such documents, records, certificates and other

The Addressees Listed                  3
on Annex A Hereto                                              October    , 1999


instruments as in our judgment are necessary or appropriate to enable us to render the opinion expressed herein. Additionally, with your permission, we have assumed, without any investigation or independent verification, that:

              (i) the signatures on all documents examined by us are genuine;

              (ii) all documents submitted to us as originals or duplicate originals are authentic;

              (iii) all documents submitted to us as copies, whether certified or not, conform to authentic original documents; and

              (iv) all parties (other than the Company, NB LLC, NBMI and the Selling Stockholders, as to whom our opinion is expressed below) to the documents reviewed by us have full power and authority to execute, deliver and perform their obligations under such documents and under the documents required or permitted to be delivered and performed thereunder, and all such documents have been duly authorized by all necessary action, have been duly executed by such parties and have been duly delivered by such parties.

         We are of the following opinion:

         i. A Power of Attorney, the Exchange Agreement and the Stockholders Agreement have been duly executed and delivered by each Selling Stockholder and constitute valid and legally binding agreements of such Selling Stockholder in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

         ii.       The U.S. Underwriting Agreement and the International
              Underwriting

The Addressees Listed                  4
on Annex A Hereto                                              October    , 1999


              Agreement have been duly executed and delivered by or on behalf of each Selling Stockholder; and the sale of the Shares to be sold by such Selling Stockholder thereunder and the compliance by such Selling Stockholder with all of the provisions of the U.S. Underwriting Agreement, the International Underwriting Agreement, the Exchange Agreement, the Stockholders Agreement and the Power of Attorney and the consummation of the transactions therein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to us to which such Selling Stockholder is a party or by which such Selling Stockholder is bound, or to which any of the property or assets of such Selling Stockholder is subject and that is material to such Selling Stockholder, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws or other organizational documents, as applicable, of such Selling Stockholder or any rule or regulation (other than State securities or Blue Sky laws as to which we express no opinion, and other than United States federal securities laws, as to which we express no opinion except as otherwise specifically set forth therein) or any order known to us of any New York, Delaware (insofar as Delaware corporate law is concerned) or United States federal court, governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;

         iii. No consent, approval, authorization or order of any New York, Delaware (insofar as Delaware corporate law is concerned) or United States federal court or governmental agency or body is required for the consummation of the transactions contemplated by the U.S. Underwriting Agreement, the International Underwriting Agreement, the Exchange Agreement or the Stockholders Agreement in connection with the Shares to be sold by such Selling Stockholder thereunder, except those which have been duly obtained and are in full force and effect, the registration of the Shares under the Act, the registration of the Stock under the Exchange Act and such as may be required under foreign or state securities or Blue Sky

The Addressees Listed                  5
on Annex A Hereto                                              October    , 1999


              laws in connection with the purchase and distribution of such Shares by the Underwriters or the International Underwriters; and

         iv. Upon (i) payment for the Shares to be sold by the Selling Stockholders in accordance with the U.S. Underwriting Agreement and the International Underwriting Agreement, (ii) registration of the transfer of such Shares to, and registration of such Shares in the name of, Cede & Co. or other nominee designated by DTC and
              (iii) the crediting of such Shares to the accounts maintained by DTC for the several Underwriters, assuming that such accounts are "securities accounts" (as defined in Section 8-501 of the UCC),
              (A) the Underwriters will acquire "security entitlements" (as defined in Section 8-102 of the UCC) in respect of such Shares and
              (B) no action based on an "adverse claim" (as defined in Section 8-102 of the UCC) to such Shares may be asserted against the Underwriters with respect to such security entitlements, assuming that each Underwriter does not have "notice" (within the meaning of Section 8-105 of the UCC) of any "adverse claim" (as defined in
              Section 8-102 of the UCC) to such Shares.


         The opinions expressed herein are limited to the federal laws of the United States, the laws of the State of New York and the corporate law of the state of Delaware.

         This opinion is delivered to you solely for the purposes referred to above and may not be relied upon by any party other than you without our prior written consent.

                                  Very truly yours,

                                     ANNEX A




Goldman, Sachs & Co.,
Merrill Lynch, Pierce, Fenner & Smith
               Incorporated,
Morgan Stanley & Co. Incorporated,
Salomon Smith Barney Inc.,
Bear, Stearns & Co. Inc.,
CIBC World Markets Corp.,
Donaldson, Lufkin & Jenrette Securities Corporation,
Schroder & Co. Inc.,
  As representatives of the several Underwriters named in Schedule I to the U.S. Underwriting Agreement,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004

Goldman Sachs International,
Merrill Lynch International,
Morgan Stanley & Co. International Limited,
Salomon Brothers International Limited,
Bear, Stearns International Limited,
CIBC World Markets International Limited,
Donaldson, Lufkin & Jenrette International,
J. Henry Schroder & Co. Inc.,
     As representatives of the several Underwriters named in Schedule I to the International Underwriting Agreement,
c/o Goldman Sachs International,
Peterborough Court,
133 Fleet Street,
London EC4A 2BB, England.

Goldman, Sachs & Co.,
     As Independent Underwriter,
85 Broad Street,
New York, New York 10004

                                                                       Annex III
                                                                       ---------



ADVISERS MANAGERS TRUST

AMT Balanced Investments
AMT Growth Investments
AMT Guardian Investments
AMT International Investments
AMT Limited Maturity Bond Investments
AMT Liquid Asset Investments
AMT Mid-Cap Growth Investments
AMT Partners Investments
AMT Socially Responsive Investments


NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

Balanced Portfolio
Growth Portfolio
Guardian Portfolio
International Portfolio
Limited Maturity Bond Portfolio
Liquid Asset Portfolio
Mid-Cap Growth Portfolio
Partners Portfolio
Socially Responsive Portfolio